THE 59 WALL STREET TAX EXEMPT MONEY FUND

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 16, 1999

The italicized language in the first paragraph under the section "Purchase of Shares" is revised as follows:

         Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading and New York banks are open for business if the Trust receives the purchase order and acceptable payment for such order prior to 12:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Dividends are earned on the day that the purchase is executed on the books of the Trust.


The italicized language in the third paragraph under the section "Purchase of Shares" is revised as follows:


    An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares to the Trust's account at State Street Bank and Trust Company, the Trust's custodian bank. Such payment must be in the form of either (a) an inter-bank wire transfer of "available funds" prior to 12:00 P.M., New York time, in which case a purchase order placed prior to 12:00 P.M., New York time is executed that day, or (b) a cashier's check drawn on a U.S. bank or a check certified by a U.S. bank, in which case a purchase order is executed after such a check has been converted into "available" funds, generally the next business day after the check is received for the Trust by State Street Bank and Trust Company. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

The italicized language in the first paragraph under the section "Redemption of Shares" is revised as follows:

    A redemption request must be received by the Trust prior to 12:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading and New York banks are open for business. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available" funds generally on the day the redemption request is executed, and in any event within seven days. A shareholder continues to earn daily dividend declared prior to the day that the redemption request is executed on the books of the Trust.



The italicized language in the first paragraph under the section "Net Asset Value" is revised as follows:


    The Fund's net asset value per share is determined once daily at 12:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

The italicized language in the third paragraph under the section "Dividends and Distributions" is revised as follows:

    Determination of the Fund's net income is made immediately prior to the determination of the net asset value per share at 12:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. Net income for days other than such business days is determined as of 12:00 P.M., New York time on the immediately preceding business day. Dividends declared are payable to shareholders of record on the date of determination. Shares purchased through submission of a purchase order, prior to 12:00 P.M., New York time on such business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. (See "Redemption of Shares".)


               The date of this supplement is September 15, 1999.